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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 23, 2000, included in the Annual Report of Spinnaker Exploration Company on Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in this registration statement.


                              ARTHUR ANDERSEN LLP


Houston, Texas
May 9, 2000


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